QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to
Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 29, 2004

APPLIED EXTRUSION TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19188 (Commission File Number)	51-0295865 (I.R.S. Employer Identification Number)

15 Read's Way
New Castle, Delaware 19720
(Address of principal executive offices, including zip code)

(302) 326-5500
(Registrant's telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On October 29, 2004, Applied Extrusion Technologies, Inc. (the "Company") amended its credit facility with GE Commercial Finance that will expire on October 3, 2008. Pursuant to the terms of this amendment, GE Commercial Finance and the other parties thereto agreed to extend the waiver period of certain payment defaults by the Company until December 15, 2004. A copy of this Seventh Amendment to the Credit Agreement dated as of October 29, 2004 is attached hereto as Exhibit 10.1 and such exhibit is incorporated herein by reference.

Item 8.01.    OTHER EVENTS

        On November 1, 2004, the Company commenced a solicitation of votes for the Company's prepackaged chapter 11 plan of reorganization (the "Plan") in order to recapitalize the Company's 10 3/4% Series B Senior Notes due 2011 (the "Senior Notes"). The Company is soliciting the votes of two groups of bondholders: "large" beneficial holders of $500,000 or more in principal amount of the Senior Notes and "small" beneficial holders of less than $500,000 in principal amount of the Senior Notes. If, at the end of the solicitation period, holders in the "large" group comprising at least one-half in number and two-thirds in principal amount of the note claims in this group, in both cases counting only those claims actually voting on the Plan, vote in favor of the Plan, then the Company intends to implement the Plan by promptly commencing a voluntary chapter 11 proceeding. A copy of the Solicitation and Disclosure Statement dated as of November 1, 2004 relating to the Plan is attached hereto as Exhibit 20.1 and such exhibit is incorporated herein by reference. Copies of the forms of ballots distributed to the bondholders for voting on the Plan are attached as Exhibit 20.2 hereto and such exhibit is incorporated herein by reference.

        On November 1, 2004, the Company issued a press release announcing that it was commencing a solicitation of votes from holders of the Company's 10 3/4% Senior Notes for the Company's prepackaged Plan, as described in the previous paragraph. The Company also announced that it had executed commitments with GE Commercial Finance to provide financing during the prepackaged chapter 11 case and upon consummation of the Plan. A copy of the press release dated November 1, 2004 is attached as Exhibit 99.1 hereto and such exhibit is incorporated herein by reference.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED EXTRUSION TECHNOLOGIES, INC.
	By:	/s/ BRIAN P. CRESCENZO Name: Brian P. Crescenzo Title: Vice President, Secretary and Chief Financial Officer
Date: November 1, 2004

3

EXHIBIT INDEX

Exhibit 10.1	Seventh Amendment to Credit Agreement between Applied Extrusion Technologies, Inc. and GE Commercial Finance dated October 29, 2004.
Exhibit 20.1	Solicitation and Disclosure Statement of Applied Extrusion Technologies, Inc., dated November 1, 2004.
Exhibit 20.2	Forms of Ballots
Exhibit 99.1	Press Release dated November 1, 2004.

QuickLinks

SIGNATURES
EXHIBIT INDEX